EXHIBIT  32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of ENHANCE SKIN PRODUCTS INC. (the "Company") on Form 10-Q for the quarter ended October 31, 2009, as filed with the  Securities and Exchange Commission on the date hereof (the "Report"), I, Brian Lukian, Chief Financial Officer of the Company, certify,  pursuant  to 18 U.S.C. 1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	By:	/s/ Brian Lukian
Date: December 14, 2009		Brian Lukian
Chief Financial Officer